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                                             EXHIBIT 4.1

                 FORM OF COMMON STOCK CERTIFICATE

                      [front of certificate]

                        ENERGYSOUTH, INC.

     NUMBER                                       SHARES

 -------------                                 ------------

ORGANIZED UNDER THE LAWS                     SEE REVERSE FOR
OF THE STATE OF ALABAMA                      CERTAIN DEFINITIONS


                                                   CUSIP


THIS CERTIFIES THAT

is the owner of

Fully Paid and Non-Assessable Shares of the Common Capital Stock of the Par Value of $1.00 Each of

                        EnergySouth, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney, upon surrender of this Certificate, properly endorsed.

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.


Dated:


               ------------                  ----------------

                  Secretary                            President

                      [back of certificate]

                        ENERGYSOUTH, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common      UNIF GIFT MIN ACT- ____Custodian_____
TEN ENT - as tenants by the entireties             (Cust)        (Minor)
JT TEN -  as joint tenants with right       under Uniform Gifts to Minors
          of survivorship and not as        Act ------------------
          tenants in common                        (State)

Additional abbreviations may also be used though not in the above list.

     For value received,                       hereby sell, assign and
transfer unto

Please insert Social Security or other
    identifying number of Assignee



          Please print or typewrite name and address of Assignee


                                                                        Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with fully power of substitution in the premises.

Dated,


                              NOTICE:  THIS SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




                                   THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


Upon the written request of any shareholder, the Corporation will furnish such shareholder without charge the designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series).